UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2024

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Broadhollow Road, Suite 307

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 12, 2024, each of Charles Piluso, Chris Panagiotakos, Harold Schwartz and Thomas Kempster, the Chief Executive Officer, Chief Financial Officer, President and Executive Vice President, respectively, of Data Storage Corporation, a Nevada corporation (the “Company”), entered into written stock selling plans (the “10b5-1 Plans”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s Insider Trading Policy. The Company has been advised that it is the intent of Messrs. Piluso, Panagiotakos, Schwartz and Kempster to use the proceeds of any sales of common stock made pursuant to the 10b5-1 Plans to pay income tax obligations related to awards of restricted stock units made pursuant to the Company’s 2021 Stock Incentive Plan.

Under Rule 10b5-1, directors, officers and other employees may adopt a pre-arranged plan or contract for the sale of Company securities under specified conditions and at specified times when they are not in possession of material non-public information.

The 10b5-1 Plans entered into by Messrs. Piluso, Panagiotakos, Schwartz and Kempster allow for the sale of a maximum of approximately 8,967, 6,072, 5,299 and 5,299 shares, respectively, of the Company’s common stock, par value $0.001 per share, over a seven-month period beginning on September 12, 2024 through April 15, 2025. Sales of shares by Messrs. Piluso, Panagiotakos, Schwartz and Kempster pursuant to the 10b5-1 Plans provide for sales of specified share amounts on the open market on specified dates at prevailing market prices.

Transactions made under the 10b5-1 Plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 Plans or the plan of any other individual.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2024	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer